UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

July 22, 2020

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 100, Plano, Texas 75075
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

SHARING SERVICES GLOBAL CORPORATION

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01 Entry into a Material Definitive Agreement

On July 22, 2020, Sharing Services Global Corporation (the “Company”), Bear Bull Market Dividends, Inc. (“BBMD”), a purported shareholder of the Company, Kenyatto Montez Jones (“Jones”), and MLM Mafia, Inc. (“MLM”) entered into a Settlement Accommodation Agreement [Including Stock Disposition And Release Provisions] (the “SAA”) pursuant to which the relevant parties agreed to settle all prior disputes between the Company, on the one part, and BBMD and Jones, on the other, concerning the status of BBMD as a valid shareholder of the Company, and the ownership, operation, management and control of the Company, all of which is the subject of various pending lawsuits. In addition to other provisions discussed herein, the parties agreed to dismiss such pending lawsuits and exchanged customary mutual releases.

Under the terms of the SAA, the Disputed Stock in its entirety will be converted into 25,000,000 shares of the Company’s Class A Common Stock (the “Converted Stock”). In addition, under the terms of the SAA, all 25,000,000 shares of the Converted Stock will be placed in escrow with the Company’s stock transfer agent, VStock Transfer, LLC, and to be governed by a Securities Escrow And Disposition Agreement dated as of July 29, 2020.

Upon completion of the foregoing actions, MLM will purchase from BBMD 20,000,000 shares of the Converted Stock at the purchase price of $0.0525 per share, and BBMD will remain the holder of 5,000,000 shares of the Converted Stock.

Upon completion of the actions discussed in the preceding paragraph, the Company will buy-back from MLM 17,500,000 shares of the Converted Stock at the purchase price of $0.0514 per share. Upon completion of this buy-back transaction, the Company presently intends to retire such shares.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Settlement Accommodation Agreement [Including Stock Disposition And Release Provisions] dated July 22, 2020 *

1.2	Securities Escrow And Disposition Agreement dated as of July 29, 2020 *

*	Included herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2020	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	President, Chief Executive Officer and Director

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